Exhibit 99.3

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF

IN RE:			}	CASE NUMBER
			}	13-11458
}
}
}
DEBTOR(S)	Endeavor Pipeline Inc.		}	CHAPTER 11

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)

FOR THE PERIOD
	FROM	August 1, 2013	TO	August 31, 2013

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ William H. Hoch
Attorney for Debtor's Signature

Debtor's Address and Phone Number:	Attorney's Address and Phone Number:
Endeavor Pipeline Inc.	Crowe & Dunlevy
9400 N. Broadway, Suite 600	20 North Broadway, Suite 1800
Oklahoma City, OK 73114	Oklahoma City, OK 73102
405-600-0711	405-235-7700

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office. Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.

1.	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2.	Initial Filing Requirements
3.	Frequently Asked Questions (FAQs)

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING August 1, 2013 AND ENDING August 31, 2013

Name of Debtor: Endeavor Pipeline Inc.     Case Number 13-11458
Date of Petition: April 1, 2013

		CURRENT MONTH	CUMULATIVE PETITION TO DATE
1.	FUNDS AT BEGINNING OF PERIOD	5,191,945	1,361,471
2.	RECEIPTS:
	A. Cash Sales	—	—
	Minus: Cash Refunds	—	—
	Net Cash Sales	—	—
	B. Accounts Receivable	3,361,968	19,644,452
	C. Other Receipts (See MOR-3)	—	1,572,513
3.	TOTAL RECEIPTS (Lines 2A+2B+2C)	3,361,968	21,216,965
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	8,553,913	22,578,436
5.	DISBURSEMENTS
	A. Advertising	—	—
	B. Bank Charges	—	—
	C. Contract Labor	—	—
	D. Fixed Asset Payments (not incl. in “N”)	—	—
	E. Insurance	—	—
	F. Inventory Payments (See Attach. 2)	—	—
	G. Leases	—	—
	H. Manufacturing Supplies	—	—
	I. Office Supplies	—	—
	J. Payroll - Net (See Attachment 4B)	52,201	280,655
	K. Professional Fees (Accounting & Legal)	—	—
	L. Rent	—	—
	M. Repairs & Maintenance	—	—
	N. Secured Creditor Payments (See Attach. 2)	—	—
	O. Taxes Paid - Payroll (See Attachment 4C)	20,407	115,240
	P. Taxes Paid - Sales & Use (See Attachment 4C)	—	—
	Q. Taxes Paid - Other (See Attachment 4C)	—	—
	R. Telephone	—	—
	S. Travel & Entertainment	—	—
	T. U.S. Trustee Quarterly Fees	—	—
	U. Utilities	—	—
	V. Vehicle Expenses	—	—
	W. Other Operating Expenses (See MOR-3)	5,775,118	19,476,354
6.	TOTAL DISBURSEMENTS (Sum of 5A thru W)	5,847,726	19,872,249
7.	ENDING BALANCE (Line 4 Minus Line 6)	2,706,187	2,706,187

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 24th day of September, 2013	/s/ James A. Merrill
James A. Merrill, Vice President and Secretary

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month. It is always the amount of funds on hand as of the date of the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-2

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt. Write totals on Page MOR-2, Line 2C.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Miscellaneous refunds	—	$2,815
Reimbursement from GMX Resources Inc.	—	1,569,698
Total		$1,572,513

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.). Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule
N/A

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement. Write totals on Page MOR-2, Line 5W.

Description	CURRENT MONTH	CUMULATIVE PETITION TO DATE
Distribution to Endeavor Gathering LLC for services and contractual fees	248,762	1,343,004
Payment of monthly Volumetric Production Payment	826,509	3,659,275
Payment for natural gas purchases	973,362	2,782,263
Payment to Texas Railroad Commisstion in lieu of letter of credit	—	25,000
Intercompany transfer to GMX Resources Inc.	—	857,840
Intercompany transfer to GMX Resources Inc. ("GMX") for natural gas sales	3,726,485	10,808,972
Total	5,775,118	19,476,354

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement. See Exhibit I Attached

MOR-3

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Endeavor Pipeline Inc. Case Number: 13-11458

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

ACCOUNTS RECEIVABLE AT PETITION DATE: $(14,819,192)

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

	Oil & Gas Sales	Joint Interest Billing	Other Accounts Receivable (1)	Intercompany Receivable/Payable (2)	Total
Beginning of Month Balance (a)	$3,645,559	$—	$103,378	$2,225,323	$5,974,260
Plus: Current Month New Billings (b)	$3,351,951	$—	$20,845	$1,352	$3,374,148
Minus: Collection During Month	$(3,275,760)	$—	$(86,208)	$—	$(3,361,968)
Minus: Revenue Netting	$—	$—	$—	$—	$—
Plus/Minus: Adjustments or Writeoffs	$—	$—	$—	$—	$—
End of Month Balance (c)	$3,721,750	$—	$38,015	$2,226,675	$5,986,440
(1) Other accounts receivable contains accounts receivable due from/due to a third party for salt water disposal involving and other miscellaneous receivables/payables.
(2) Intercompany Receivable/Payable includes amounts due to or due from Endeavor Gathering LLC, which is a subsidiary of the Company that is not part of the consolidated bankruptcy filing.

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable: N/A
Adjustments include reclass of intercompany accounts.

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total
Oil & Gas Sales - For the current reporting month	$3,358,403	$312,358	$—	$—	$3,670,761
Other Accounts Receivable	$18,416	$19,598	$—	$—	$38,014
Intercompany Receivable/Payable	$52,244	$4,179	$5,888	$18,374	$80,685

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status
GMX Resources	4/30/2013	Related Company - No payment required
GMX Resources	5/31/2013	Related Company - No payment required

(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-4

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Endeavor Pipeline Inc. Case Number: 13-11458

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition. In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE
Date         Days

Incurred	Outstanding Vendor Description Amount

N/A - All disbursements other than payroll flow through the GMX operating account and any outstanding payables or related payments are reflected in the intercompany balances between GMX and Endeavor Pipeline Inc.

☑ Check here if pre-petition debts have been paid. Attach an explanation and copies of supporting documentation.
In April, 2013, the Company paid $2,280,814 in pre-petition debts to GMX Resources Inc. for the purchase of natural gas and natural gas liquids ("NGL") production.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance (a)	$—
PLUS: New Indebtedness Incurred This Month	$—
MINUS: Amount Paid on Post Petition Accounts Payable This Month	$—
PLUS/MINUS: Adjustments *	$—
Ending Month Balance (c)	$—

*For any adjustments provide explanation and supporting documentation, if applicable.

MOR-5

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only). If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

Secured Creditor/Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent
N/A

TOTAL (d)

(a)This number is carried forward from last month’s report. For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Endeavor Pipeline Inc.     Case Number: 13-11458

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

INVENTORY REPORT

Note: EPL does not have inventory.

Inventory Balance at Petition Date:	N/A
Inventory Reconciliation:	N/A
Inventory Balance at Beginning of Month
Plus: Inventory Purchased During Month
Minus: Inventory Used or Sold
Plus/Minus: Adjustments or Write-downs
Inventory on Hand at End of Month	N/A

METHOD OF COSTING INVENTORY: N/A

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable. N/A

INVENTORY AGING

Less than 6 months old	6 months to 2 years old	Greater than 2 years old	Considered Obsolete	Total Inventory
N/A	N/A	N/A	N/A	N/A
* Aging Percentages must equal 100%.
☐ Check here if inventory contains perishable items.

Description of Obsolete Inventory: N/A

FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE (b): Fair market value of fixed assets at petition date is not available.
(Includes Property, Plant and Equipment)
BRIEF DESCRIPTION (First Report Only): Fixed assets include the Company's property, equipment and pipe used for salt water disposal and delivery of fresh water.

Fixed Asset Reconciliation:
Fixed Asset Book Value at Beginning of Month (a) (b)	$3,976,366
Minus: Depreciation Expense	$(59,693)
Plus: New Purchases	$—
Plus/Minus: Adjustments or Write-downs *	$—
Ending Monthly Balance	$3,916,673

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable. N/A
BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD: N/A
(a)This number is carried forward from last month’s report. For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions. Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Endeavor Pipeline Inc. Case Number: 13-11458

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity (See Exhibit III). A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm. If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts. Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

Name of Bank:	Capital One Bank	Branch:	N/A
Account Name:	EPL Operating Account	Account Number:	XXXXXX7615

PURPOSE OF ACCOUNT: OPERATING

Ending Balance per Bank Statement	$2,706,185
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	—
Minus Service Charges	—
Ending Balance per Check Register **(a)	$2,706,185

*Debit cards are used by: N/A

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement

N/A - No disbursements were paid in Cash

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
“Total Amount of Outstanding Checks and other debits”, listed above, includes:

$____N/A________Transferred to Payroll Account
$____N/A________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor: Endeavor Pipeline Inc. Case Number: 13-11458

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

NAME OF BANK: Capital One Bank BRANCH: N/A

ACCOUNT NAME: EPL Operating Account

ACCOUNT NUMBER: XXXXXXX7615

PURPOSE OF ACCOUNT: OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

See Exhibit II

TOTAL	$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: Endeavor Pipeline Inc. Case Number: 13-11458

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

Note: The Company uses a payroll service (Paylocity) to provide payroll and does not have a separate payroll account. Total bi-weekly payroll amounts for the Company are drafted from the operating account by the payroll service and those withdrawals are included in the disbursements section of the Company's operating account.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT NUMBER: N/A
PURPOSE OF ACCOUNT: PAYROLL

Ending Balance per Bank Statement                $ N/A

Plus Total Amount of Outstanding Deposits	$ N/A

Minus Total Amount of Outstanding Checks and other debits	$ N/A *

Minus Service Charges	$ N/A
Ending Balance per Check Register                $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A
The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-payroll disbursements were made from this account:

Date Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: Endeavor Pipeline Inc.     Case Number: 13-11458

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

Note: The Company uses a payroll service (Paylocity) to service payroll and does not have a separate payroll account. The total funds are drafted from the parent company operating account by the payroll service and those withdrawals are included as an intercompany payable to the parent company.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A

ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc. In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE             AMOUNT

N/A

TOTAL	$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: Endeavor Pipeline Inc. Case Number: 13-11458

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity. A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

Note: The Company does not have a separate check register related to taxes. Payroll taxes are paid through the operating account. See taxes paid below.

NAME OF BANK: N/A     BRANCH: N/A

ACCOUNT NAME: N/A     ACCOUNT NUMBER: N/A

PURPOSE OF ACCOUNT: TAX

Ending Balance per Bank Statement	$ N/A
Plus Total Amount of Outstanding Deposits        $ N/A
Minus Total Amount of Oustanding Checks and other debits $ N/A *
Minus Service Charges                    $ N/A
Ending Balance per Check Register                    $ N/A **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation: N/A

The following disbursements were paid by Cash: ( ☐ Check here if cash disbursements were authorized by
United States Trustee)

Date	Amount Payee Purpose Reason for Cash Disbursement
N/A

The following non-tax disbursements were made from this account:

Date	Amount Payee Purpose Reason for disbursement from this account
N/A

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
“Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor: Endeavor Pipeline Inc.     Case Number: 13-11458

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

Note: The Company does not have a separate check register related to taxes. Payroll taxes are paid through the operating account. See taxes paid below.

NAME OF BANK: N/A BRANCH: N/A

ACCOUNT NAME: N/A ACCOUNT # N/A

PURPOSE OF ACCOUNT: TAX

Account for all disbursements, including voids, lost checks, stop payments, etc. In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE     NUMBER     PAYEE         PURPOSE            AMOUNT

N/A

TOTAL	(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid (a)	$20,407
Sales & Use Taxes Paid (b)	$—
Other Taxes Paid (c)	$—
Total (d)	$20,407

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
(Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
(Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately. Attach copies of account statements.

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value
N/A

Total (a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
Location of Box/Account	Maximum Amount of Cash in Drawer/Acct	Amount of Petty Cash on Hand at End of Month	Difference between (Column 2) and (Column 3)
N/A
Total (b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts. If there are no receipts, provide an explanation:

N/A

Total Investments Accounts and Petty Cash (a + b) (c)	N/A

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: Endeavor Pipeline Inc. Case Number: 13-11458

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Date Payment Due	Description	Amount	Date Last Tax Return File	Tax Return Period
Harrison Central	1/31/2014	Estimated Ad Valorem Taxes	Unknown	4/15/2013	Year of 2013
Harrison County	1/31/2014	Estimated Ad Valorem Taxes	Unknown	4/15/2013	Year of 2013

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Endeavor Pipeline Inc. Case Number: 13-11458

Reporting Period beginning August 1, 2013 Period ending August 31, 2013

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month. Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc. Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Description	Amount Paid
Gilbert Keith Leffel	President Endeavor Pipeline	Salary	$19,375

PERSONNEL REPORT

	Full Time	Part Time
Number of employees at beginning of period	7	—
Number hired during the period	1	—
Number terminated or resigned during the period	—	—
Number of employees on payroll at end of period	8	—

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life. For the first report, attach a copy of the declaration sheet for each type of insurance. For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

MOR-16

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Premium Due Date
Chubb Group of Insurance Companies (Federal Insurance Company) 15 Mountain View Road Warren NJ 07059	908-903-2000	35863507	Insurance policy covering property, general liability, inland marine, pollution, commercial auto and umbrella liability	2/17/2014	N/A, all premiums have been paid in full
Great American Insurance Company 301 E. 4th Street Cincinnati, OH 45202	513-369-5000	IMP847592804	Insurance Policy covering equipment floater on owned pipe	2/17/2014	N/A, all premiums have been paid in full
First Mercury Insurance Company 26600 Telegraph Road Southfield MI 48033	248-358-4010	TXEX000000598201	Insurance policy covering commerical excess liability	2/17/2014	N/A, all premiums have been paid in full
National Union Fire Ins. Co. C/O Chartis 175 Water Street, 9th Floor NY, NY 10038	212-770-7000	17180256	Directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
US Speciality Insurance Company 8144 Walnut Hill Lane Dallas TX 75231	713-744-3700	14MGU13A28644	Excess directors and officers liability insurance	2/17/2014	N/A, all premiums have been paid in full
Zurich American Insurance Co. 1400 American Lane Schaumburg, IL 60195	1-800-987-3373	WC9280982	Workers compensation and employers liability	12/22/2013	N/A, all premiums have been paid in full
Travelers Casualty and Surety Company of America One Town Square, Hartford, CT 06183	1-800-842-5075	105536833	Crime, fidelity insurance, employment practices & fiduciary liability	12/22/2013	N/A, all premiums have been paid in full
Lincoln National Life Insurance Company 8801 Indian Hills Drive Omaha NE 68114	402-361-7300	403001143	Group term life; accidental death & dismemberment and short-term disability	10/31/2013	N/A, all premiums have been paid in full
Vision Services Plan, Inc. Oklahoma	918-398-2600	30010641	Employee vision insurance	10/31/2013	N/A, all premiums have been paid in full
BlueCross BlueShield of Oklahoma	1-800-942-5837	Y01585	Group health insurance	10/31/2013	N/A, all premiums have been paid in full
Delta Dental	405-607-2100	939600001	Group dental insurance	10/31/2013	N/A, all premiums have been paid in full

MOR-17

The following lapse in insurance coverage occurred this month:

Policy Type	Date Lapsed	Date Reinstated	Reason for Lapse
N/A

Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-18

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc. Attach any relevant documents.

N/A

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before October 1, 2013 .

MOR-19

Exhibit I
Endeavor Pipeline Inc.
Balance Sheet

ASSETS
August 31, 2013
CURRENT ASSETS:
Cash and cash equivalents	$2,706,186
Accounts receivable - other	38,014
Accounts receivable - oil and natural gas revenues	3,721,751
Accounts receivable - intercompany	2,226,675
Prepaid expenses and deposits	25,687
Total current assets	8,718,313

PROPERTY AND EQUIPMENT, AT COST, NET	3,916,673

TOTAL ASSETS	$12,634,986

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable - Intercompany	$28,805,890
Other Accrued Expenses	2,049,335
Total current liabilities	30,855,225

Shareholders' equity	(18,220,239)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$12,634,986

MOR-20

Endeavor Pipeline Inc.
Income Statement

Month Ending
August 31, 2013

REVENUES
Gas Marketing	$47,607
Salt Water Disposal	25,484
Gathering	2,579
Compression Income	2,106
TOTAL REVENUES	77,776

COSTS AND EXPENSES
Lease operating (1)	(1,906,942)
Transportation and gathering	26,832
Production taxes	—
Depreciation, depletion and amortization	59,693
Impairment of natural gas and oil properties and other fixed assets	—
General and administrative	85,209
Total expenses	(1,735,208)

OPERATING INCOME (LOSS)	1,812,984

NON-OPERATING INCOME (EXPENSE)
Interest expense	—
Interest and other income	—
Total non-operating expense	—

Income (loss) before income taxes	1,812,984

PROVISION (BENEFIT) FOR INCOME TAXES	—

NET INCOME (LOSS)	$1,812,984

(1) Effective July 2, 2013, the Bankruptcy Court approved the Company's motion for authorizing the rejection of various transportation and marketing agreements. This credit balance reflects the reversal of unpaid pre-petition charges.

MOR-21

Disbursements for the Current Reporting Month

Exhibit II

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
7/1/2013	WIRE	EDF TRADING NORTH AMERICA	Monthly Volumetric Production Payment	979,000.08
7/8/2013	WIRE	XFER TO GMX	Payment of Gas Sales	$1,955,057.31
7/8/2013	WIRE	EAST TEXAS EXPLORATION	Payment of Gas Sales	933,538.36
7/11/2013	WIRE	PAYLOCITY	PAYROLL	24,541.15
7/11/2013	WIRE	PAYLOCITY	TAXES & TRUST	9,339.27
7/11/2013	WIRE	PAYLOCITY	TAXES & TRUST	$276.92
7/12/2013	WIRE	PAYLOCITY	TAXES & TRUST	195.96
7/25/2013	WIRE	PAYLOCITY	PAYROLL	24,553.48
7/25/2013	WIRE	PAYLOCITY	TAXES & TRUST	9,164.11
7/25/2013	WIRE	PAYLOCITY	TAXES & TRUST	276.92
7/26/2013	WIRE	PAYLOCITY	TAXES & TRUST	88.00
7/31/2013	WIRE	TRANSFER TO Endeavor Gathering LLC	Gathering and Transporation Fees	253,070.63
7/31/2013	WIRE	EDF TRADING	Monthly Volumetric Production Payment	919,719.45
				$5,108,821.64

MOR-22

Bank Reconciliation and Copy of Bank Statement

Exhibit III

ENDEAVOR PIPELINE INC. BANK RECONCILIATION
OPERATING ACCOUNT
Ending Balance per Bank Statement	$2,706,185
Plus: Total Amount of Outstanding Deposits	—
Minus: Total Amount of Outstanding Checks and Other Debits *	—
Minus Service Charges	—
Ending Balance per Check Register **(a)	$2,706,185

The summary page of the Company's bank statement for the operating account is provided below.

MOR-23

Bank Reconciliation and Copy of Bank Statement

CapitalOne Bank

Cycle Statement
Report Date 9/3/13

ENDEAVOR PIPELINE, INC
"DIP" WESTERN DISTRICT OF OKLAHOMA
CASE NO. 13-11456 (SAH)
9400 NORTH BROADWAY - SUITE 600
OKLAHOMA CITY OK 73114

ACCOUNT NUMBER [redacted]
BEGINNING 08/01/13
ENDING 08/31/13

ENCLOSURES 0

SSN#/TAX ID [redacted]

PAGE 1 OF 2

* * * * * * * * * * * COMMERCIAL CHECKING ACCOUNT SUMMARY * * * * * * * * * * * *

PREVIOUS BALANCE	5,191,944.48	AVG COLL BALANCE	
+ 5 CREDITS/DEPOSITS	3,361,967.92		2,119,569.96
- 14 DEBITS/CHECKS	5,847,726.66	YTD INTEREST PAID	
- SERVICE CHARGES	.00		.00
+ INTEREST PAID	.00		
ENDING BALANCE	2,706,185.74		

DEPOSITS AND OTHER CREDITS

DATE	AMOUNT	TRANSACTION DESCRIPTION		REF NO
08/01	795.75	Wire transfer deposit CENTERPOINT ENER GY FIELD 130801090928F100	080113	
08/14	16,007.54	Customer deposit		66571980
08/20	70,200.85	Customer deposit		21185365
08/26	1,626,620.24	Wire transfer deposit EDF TRADING NORT H AMERICA, 130826120650F102	082613	
08/30	1,648,343.54	Wire transfer deposit TEXLA ENERGY MAN AGEMENT IN 130830162046F102	083013	

OTHER DEBITS

DATE	AMOUNT	TRANSACTION DESCRIPTION		REF NO
08/05	1,580,000.00	Book transfer debit	TO 3620097607	
08/07	973,362.42	Wire transfer withdrawal EAST TEXAS EXPLO RATION 130807152743H400	080713	
08/08	29,025.81	ACH Withdrawal B5118 ENDEAVOR P DIR DEP ENDEAVOR PIPELINE INC B5118	080813	A13220007664882
08/08	10,995.09	ACH Withdrawal PAYLOCITY CORPOR TAX COL ENDEAVOR PIPELINE INC	080813	A13220007655685
08/08	276.92	ACH Withdrawal B5118 ENDEAVOR P TRUST ENDEAVOR PIPELINE INC B5118	080813	A13220007741077

MOR-24